UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2015

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Applied Optoelectronics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State or incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13115 Jess Pirtle Blvd.

Sugar Land, TX 77478

(address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 27, 2015, the Taiwan branch of Applied Optoelectronics, Inc. (the “Company”) entered into a Purchase and Sale Contract (the “Sale Contract”) and a Finance Lease Agreement (the “Finance Lease Agreement,” together with the Sale Contract, the “Financing Agreements”) with Chailease Finance Co., Ltd. (“Chailease”) in connection with certain equipment, structured as a sale lease-back transaction. Pursuant to the Sale Contract, the Company sold certain equipment to Chailease for a purchase price of NT$180,148,532. Simultaneously, the Company leased the equipment back from Chailease pursuant to the Finance Lease Agreement. The Finance Lease Agreement has a three-year term. The monthly lease payments range from NT$3,784,000 to NT$3,322,413 during the term of the Finance Lease Agreement. Upon an event of default under the Finance Lease Agreement, the Company’s payment obligation will be evidenced through a promissory note to Chailease in an aggregate principal amount of NT$128,323,434 with an annual interest rate of 20%, subject to certain terms and conditions. The title of the equipment will be transferred to the Company upon expiration of the Finance Lease Agreement.

The Company may enter into additional financing agreements with Chailease in a form substantially similar to the Financing Agreements from time to time in order to finance the Company’s equipment in Taiwan (“Equipment Financing Arrangements”).

The foregoing description of the Financing Agreements does not purport to be a complete statement of the parties’ rights and obligations under the Financing Agreements and is qualified in its entirety by reference to the full text of the Sale Contract and Finance Lease Agreement which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated by reference herein. The attached Sale Contract and Finance Lease Agreement are translations of the Sale Contract and Finance Lease Agreement which are the anticipated form of the Financing Agreements to be used in the Company’s future Equipment Financing Arrangements.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Financing Agreements is incorporated by reference herein and made a part hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Translation of Purchase and Sale Contract between Applied Optoelectronics, Inc., Taiwan Branch, and Chailease Finance Co., Ltd.

10.2	Translation of Finance Lease Agreement between Applied Optoelectronics, Inc., Taiwan Branch, and Chailease Finance Co., Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Optoelectronics, Inc.

By: /s/ David C. Kuo

David C. Kuo

General Counsel and Vice President

Date: June 2, 2015

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